November 10, 2016

DREYFUS INVESTMENT FUNDS

Dreyfus Diversified Emerging Market Fund

Supplement to Summary and Statutory Prospectus

dated February 1, 2016

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation, and the fund's subadvisers are The Boston Company Asset Management, LLC (TBCAM) and Mellon Capital Management Corporation (Mellon Capital).

The day-to-day management of the portion of the fund's portfolio managed by TBCAM is the responsibility of the global research team of TBCAM. The team members are Elizabeth Slover, Michelle Y. Chan, CFA, and Julianne McHugh.  Ms. Slover is a senior managing director at TBCAM and is the director of TBCAM's global research team.  Ms. Chan is a director at TBCAM and a senior research analyst on TBCAM's global research team.  Ms. McHugh is a director at TBCAM and a senior research analyst on TBCAM's global research team.

The day-to-day management of the portion of the fund's portfolio managed by Mellon Capital is the responsibility of William S. Cazalet, CAIA, Ronald P. Gala, CFA and Peter D. Goslin, CFA.  Messrs. Gala and Goslin have each served as primary portfolio managers of the fund since January 2014 and Mr. Cazalet has served as primary portfolio manager of the fund since February 2015.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.  Mr. Goslin is a director and senior portfolio manager at Mellon Capital.

The following information supersedes and replaces the introduction and first paragraph in "Fund Details – Management - Subadvisers" in the statutory prospectus:

Currently, the fund has selected the following subadvisers to manage allocated portions of the fund's assets:

The Boston Company Asset Management, LLC, located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, is a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon.  The day-to-day management of the portion of the fund's portfolio managed by TBCAM is the responsibility of the global research team of TBCAM.  The team members are Elizabeth Slover, Michelle Y. Chan, CFA, and Julianne McHugh, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the portion of the fund's portfolio managed by TBCAM.  Ms. Slover and Chan have each served as a primary portfolio manager since January 2014, and Ms. McHugh has served as a primary portfolio manager since November 2015.  Ms. Slover is a senior managing director at TBCAM, which she joined in 2005, and is the director of TBCAM's global research team.  Ms. Chan is a director at TBCAM, which she joined in 2001, and is a senior research analyst on TBCAM's global research team.  Ms. McHugh is a director at TBCAM, which she joined in 2004, and is a senior research analyst on TBCAM's global research team.   Founded in 1970, TBCAM builds portfolios that are rooted in fundamental research, bottom-up stock selection, macro perspectives and risk controls for a client base which includes public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation  clients and sub-advised relationships. TBCAM manages approximately $36.6 billion in assets across a broad range of U.S. and non-U.S. investment strategies, which include both traditional long-only and alternative offerings.

6919STK1116

6919STK1116